SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated May 3, 2004

The section titled "ACCOUNT INFORMATION," under the heading "Distribution and Service (12b-1) Plan" is deleted in its entirety and replaced with the following, effective as of the close of business December 10, 2004:

Distribution and Service (12b-1) Plan

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio's Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dated: December 10, 2004